Exhibit 99.2

CHIEF FINANCIAL OFFICER CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Richard J. Kaplan, as Chief Financial Officer of DeCrane Aircraft Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that:

(1)

The Company’s periodic report on Form 10-Q for the period ended September 30, 2002 (the “Form 10-Q”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2002	By:	/s/ Richard J. Kaplan
	Name:	Richard J. Kaplan
	Title:	Senior Vice President, Chief Executive Officer, Secretary and Treasurer